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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 1, 2002

              (Date of earliest event reported): November 20, 2001

                               PEC SOLUTIONS, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         000-30271                                     54-1339972
   (Commission File No.)                   (IRS Employer Identification No.)


                             12750 Fair Lakes Circle
                             Fairfax, Virginia 22033

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 679-4900


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 20, 2001, PEC Solutions, Inc. ("PEC") acquired all the outstanding stock of TROY Systems, Inc. ("TROY") pursuant to a Stock Purchase Agreement dated as of November 20, 2001 (the "Agreement").

         Under the terms of the Agreement, the stockholders of TROY received an aggregate of $15.3 million in cash, subject to certain adjustments as set forth in the Agreement, and 103,065 shares of PEC common stock. The terms of the acquisition are more fully described in the Agreement (attached as Exhibit 2.1 to this report on Form 8-K/A). Certain stockholders of TROY are also entitled to certain registration rights with respect to their shares as detailed in the Registration Rights Agreement dated as of November 20, 2001, among PEC and the stockholders of TROY (attached as Exhibit 4.1 to this report on Form 8-K/A).

         PEC issued a press release announcing the Acquisition on November 20, 2001, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Audited Balance Sheet as of December 31, 2000, and related Statement of Operations, Changes In Stockholders' Equity, and Cash Flows for the year ended December 31, 2000.

         (b)      PRO FORMA FINANCAL INFORMATION.

         Unaudited Pro Forma Combined Financial Statements and Notes

         (c)      EXHIBITS

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
         2.1 * Stock Purchase Agreement by and among PEC Solutions, Inc., TROY Systems, Inc. and the stockholders of TROY Systems, Inc. dated as of November 20, 2001.

         4.1 * Registration Rights Agreement among PEC Solutions, Inc. and the stockholders of TROY Systems, Inc. dated as of November 20, 2001.

         5.1      Consent of Rubino & McGeehin, Chartered

         99.1 *   Press Release dated November 20, 2001.
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         * Incorporated herein by reference to the Company's Form 8-K filed on
           December 4, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEC SOLUTIONS, INC.



Date:  February 1, 2002              By: /s/ Stuart R. Lloyd
                                         ---------------------------------------
                                         Stuart R. Lloyd
                                         Chief Financial Officer, Senior
                                         Vice President and Director
                                         (Principal Financial Officer and
                                         Accounting Officer)

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                                  EXHIBIT INDEX


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

EXHIBIT NO.   DESCRIPTION

    1 Audited Balance Sheet as of December 31, 2000, and related Statement of Operations, Changes In Stockholders' Equity, and Cash Flows for the year ended December 31, 2000

    2         Unaudited Pro Forma Combined Financial Statements and Notes

    5.1       Consent of Rubino & McGeehin, Chartered

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